Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Tax-Exempt Series Fund and its series, John Hancock Massachusetts Tax-Free Income Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposal listed below:

Proposal 1:  Election of eleven Trustees as members of the Board of Trustees of John Hancock Tax-Exempt Series Fund.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1.  Election of eleven Trustees as members of the Board of Trustees of each of the Trusts
(all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	9,199,423.8840	65.776%	95.123%
Withhold	471,610.7220	3.372%	4.877%
TOTAL	9,671,034.6060	69.148%	100.000%
John G. Vrysen
Affirmative	9,132,290.8840	65.296%	94.429%
Withhold	538,743.7220	3.852%	5.571%
TOTAL	9,671,034.6060	69.148%	100.000%
James F. Carlin
Affirmative	9,236,939.6840	66.044%	95.511%
Withhold	434,094.9220	3.104%	4.489%
TOTAL	9,671,034.6060	69.148%	100.000%
William H. Cunningham
Affirmative	9,136,729.7630	65.328%	94.475%
Withhold	534,304.8430	3.820%	5.525%
TOTAL	9,671,034.6060	69.148%	100.000%
Deborah Jackson
Affirmative	9,232,045.3550	66.009%	95.461%
Withhold	438,989.2510	3.139%	4.539%
TOTAL	9,671,034.6060	69.148%	100.000%
Charles L. Ladner
Affirmative	9,215,294.6840	65.889%	95.288%
Withhold	455,739.9220	3.259%	4.712%
TOTAL	9,671,034.6060	69.148%	100.000%
Stanley Martin
Affirmative	9,216,962.2030	65.901%	95.305%
Withhold	454,072.4030	3.247%	4.695%
TOTAL	9,671,034.6060	69.148%	100.000%
Patti McGill Peterson
Affirmative	9,220,240.4900	65.925%	95.339%
Withhold	450,794.1160	3.223%	4.661%
TOTAL	9,671,034.6060	69.148%	100.000%
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
John A. Moore
Affirmative	9,210,415.8840	65.855%	95.237%
Withhold	460,618.7220	3.293%	4.763%
TOTAL	9,671,034.6060	69.148%	100.000%
Steven R. Pruchansky
Affirmative	9,150,464.2030	65.426%	94.617%
Withhold	520,570.4030	3.722%	5.383%
TOTAL	9,671,034.6060	69.148%	100.000%
Gregory A. Russo
Affirmative	9,213,075.9390	65.874%	95.265%
Withhold	457,958.6670	3.274%	4.735%
TOTAL	9,671,034.6060	69.148%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Tax-Exempt Series Fund and its series, John Hancock Massachusetts Tax-Free Income Fund, held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 2:  To approve a new form of Advisory Agreement between John Hancock
Tax-Exempt Series Fund and John Hancock Advisers, LLC.

PROPOSAL 2 PASSED ON MAY 5, 2009.

2.  Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	4,491,022.0400	48.415%	68.621%
Against	256,797.3780	2.768%	3.924%
Abstain	301,712.8830	3.253%	4.610%
Broker Non-Votes	1,495,155.0000	16.118%	22.845%
TOTAL	6,544,687.3010	70.554%	100.000%

Proposal 3:  To approve the following changes to fundamental investment restrictions:

3.  Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

PROPOSALS 3A-3F and 3L PASSED ON MAY 5, 2009.

3A. Revise: Concentration

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	4,438,743.9590	47.851%	67.823%
Against	212,511.0430	2.291%	3.247%
Abstain	398,276.2990	4.294%	6.085%
Broker Non-Votes	1,495,156.0000	16.118%	22.845%
TOTAL	6,544,687.3010	70.554%	100.000%
3B. Revise: Diversification
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	4,448,730.2250	47.959%	67.975%
Against	211,378.8950	2.279%	3.230%
Abstain	389,422.1810	4.198%	5.950%
Broker Non-Votes	1,495,156.0000	16.118%	22.845%
TOTAL	6,544,687.3010	70.554%	100.000%
3C. Revise: Underwriting
Affirmative	4,416,860.2020	47.615%	67.488%
Against	233,653.9610	2.519%	3.570%
Abstain	399,017.1380	4.302%	6.097%
Broker Non-Votes	1,495,156.0000	16.118%	22.845%
TOTAL	6,544,687.3010	70.554%	100.000%
3D. Revise: Real Estate
Affirmative	4,442,086.1840	47.887%	67.873%
Against	232,436.9090	2.506%	3.552%
Abstain	374,108.2080	4.033%	5.716%
Broker Non-Votes	1,496,056.0000	16.128%	22.859%
TOTAL	6,544,687.3010	70.554%	100.000%
3E. Revise: Loans
Affirmative	4,412,280.3530	47.566%	67.418%
Against	248,307.1570	2.677%	3.794%
Abstain	388,943.7910	4.193%	5.943%
Broker Non-Votes	1,495,156.0000	16.118%	22.845%
TOTAL	6,544,687.3010	70.554%	100.000%
3F. Revise: Senior Securities
Affirmative	4,527,611.6790	48.810%	69.180%
Against	195,763.3730	2.110%	2.991%
Abstain	326,156.2490	3.516%	4.984%
Broker Non-Votes	1,495,156.0000	16.118%	22.845%
TOTAL	6,544,687.3010	70.554%	100.000%
3L. Eliminate: Pledging Assets
Affirmative	4,418,521.3110	47.633%	67.513%
Against	280,755.0670	3.027%	4.290%
Abstain	350,255.9230	3.776%	5.352%
Broker Non-Votes	1,495,155.0000	16.118%	22.845%
TOTAL	6,544,687.3010	70.554%	100.000%

Proposal 4:  To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 PASSED FOR ONLY CLASSES A AND B SHARES ON MAY 5, 2009.

Class A

4.  Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	3,639,150.1720	48.126%	67.911%
Against	154,747.0970	2.046%	2.888%
Abstain	391,500.1910	5.177%	7.306%
Broker Non-Votes	1,173,252.0000	15.515%	21.895%
TOTAL	5,358,649.4600	70.864%	100.000%

Class B

4.  Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	295,743.1490	43.778%	67.863%
Against	10,467.0000	1.549%	2.402%
Abstain	29,445.6280	4.359%	6.757%
Broker Non-Votes	100,137.0000	14.823%	22.978%
TOTAL	435,792.7770	64.509%	100.000%

Class C

4.  Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	483,672.8150	46.570%	64.469%
Against	4,367.0000	.420%	.582%
Abstain	40,439.2490	3.894%	5.390%
Broker Non-Votes	221,766.0000	21.352%	29.559%
TOTAL	750,245.0640	72.236%	100.000%

Proposal 5:  To adopt a manager of manager structure.

PROPOSAL 5 PASSED ON MAY 5, 2009.

5.  Proposal adopting a manager of manager structure.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	4,420,691.2260	47.657%	67.546%
Against	240,966.9670	2.598%	3.682%
Abstain	387,874.1080	4.181%	5.927%
Broker Non-Votes	1,495,155.0000	16.118%	22.845%
TOTAL	6,544,687.3010	70.554%	100.000%

Proposal 6:  To revise merger approval requirements for John Hancock Tax-Exempt Series Fund.

PROPOSAL 6 PASSED ON MAY 5, 2009.

6.  Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	6,598,933.8430	47.183%	68.234%
Against	344,765.4520	2.465%	3.565%
Abstain	572,071.3110	4.090%	5.915%
Broker Non-Votes	2,155,264.0000	15.410%	22.286%
TOTAL	9,671,034.6060	69.148%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Tax-Exempt Series Fund and its series, John Hancock New York Tax-Free Income Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposal listed below:

Proposal 1:  Election of eleven Trustees as members of the Board of Trustees of John Hancock Tax-Exempt Series Fund.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1.  Election of eleven Trustees as members of the Board of Trustees of each of the Trusts
(all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	9,199,423.8840	65.776%	95.123%
Withhold	471,610.7220	3.372%	4.877%
TOTAL	9,671,034.6060	69.148%	100.000%
John G. Vrysen
Affirmative	9,132,290.8840	65.296%	94.429%
Withhold	538,743.7220	3.852%	5.571%
TOTAL	9,671,034.6060	69.148%	100.000%
James F. Carlin
Affirmative	9,236,939.6840	66.044%	95.511%
Withhold	434,094.9220	3.104%	4.489%
TOTAL	9,671,034.6060	69.148%	100.000%
William H. Cunningham
Affirmative	9,136,729.7630	65.328%	94.475%
Withhold	534,304.8430	3.820%	5.525%
TOTAL	9,671,034.6060	69.148%	100.000%
Deborah Jackson
Affirmative	9,232,045.3550	66.009%	95.461%
Withhold	438,989.2510	3.139%	4.539%
TOTAL	9,671,034.6060	69.148%	100.000%
Charles L. Ladner
Affirmative	9,215,294.6840	65.889%	95.288%
Withhold	455,739.9220	3.259%	4.712%
TOTAL	9,671,034.6060	69.148%	100.000%
Stanley Martin
Affirmative	9,216,962.2030	65.901%	95.305%
Withhold	454,072.4030	3.247%	4.695%
TOTAL	9,671,034.6060	69.148%	100.000%
Patti McGill Peterson
Affirmative	9,220,240.4900	65.925%	95.339%
Withhold	450,794.1160	3.223%	4.661%
TOTAL	9,671,034.6060	69.148%	100.000%
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
John A. Moore
Affirmative	9,210,415.8840	65.855%	95.237%
Withhold	460,618.7220	3.293%	4.763%
TOTAL	9,671,034.6060	69.148%	100.000%
Steven R. Pruchansky
Affirmative	9,150,464.2030	65.426%	94.617%
Withhold	520,570.4030	3.722%	5.383%
TOTAL	9,671,034.6060	69.148%	100.000%
Gregory A. Russo
Affirmative	9,213,075.9390	65.874%	95.265%
Withhold	457,958.6670	3.274%	4.735%
TOTAL	9,671,034.6060	69.148%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Tax-Exempt Series Fund and its series, John Hancock New York Tax-Free Income Fund, held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 2:  To approve a new form of Advisory Agreement between John Hancock
Tax-Exempt Series Fund and John Hancock Advisers, LLC.

PROPOSAL 2 PASSED ON MAY 5, 2009.

2.  Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	2,184,465.9030	46.380%	69.873%
Against	109,846.8270	2.332%	3.514%
Abstain	171,925.5750	3.650%	5.499%
Broker Non-Votes	660,109.0000	14.015%	21.114%
TOTAL	3,126,347.3050	66.377%	100.000%

Proposal 3:  To approve the following changes to fundamental investment restrictions:

3.  Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

PROPOSAL 3A-3F AND 3L PASSED ON MAY 5, 2009.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
3A. Revise: Concentration
Affirmative	2,174,966.8320	46.178%	69.569%
Against	113,353.5110	2.407%	3.626%
Abstain	177,917.9620	3.777%	5.691%
Broker Non-Votes	660,109.0000	14.015%	21.114%
TOTAL	3,126,347.3050	66.377%	100.000%
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
3B. Revise: Diversification
Affirmative	2,170,398.1400	46.081%	69.423%
Against	107,477.1000	2.282%	3.438%
Abstain	188,363.0650	3.999%	6.025%
Broker Non-Votes	660,109.0000	14.015%	21.114%
TOTAL	3,126,347.3050	66.377%	100.000%
3C. Revise: Underwriting
Affirmative	2,150,022.5500	45.649%	68.771%
Against	117,012.6940	2.484%	3.743%
Abstain	199,203.0610	4.229%	6.372%
Broker Non-Votes	660,109.0000	14.015%	21.114%
TOTAL	3,126,347.3050	66.377%	100.000%
3D. Revise: Real Estate
Affirmative	2,150,403.4630	45.657%	68.783%
Against	145,831.2920	3.096%	4.665%
Abstain	170,003.5500	3.609%	5.438%
Broker Non-Votes	660,109.0000	14.015%	21.114%
TOTAL	3,126,347.3050	66.377%	100.000%
3E. Revise: Loans
Affirmative	2,144,743.9670	45.536%	68.603%
Against	139,728.6760	2.967%	4.469%
Abstain	181,764.6620	3.859%	5.814%
Broker Non-Votes	660,110.0000	14.015%	21.114%
TOTAL	3,126,347.3050	66.377%	100.000%
3F. Revise: Senior Securities
Affirmative	2,166,924.2550	46.007%	69.312%
Against	109,494.2070	2.325%	3.502%
Abstain	189,818.8430	4.030%	6.072%
Broker Non-Votes	660,110.0000	14.015%	21.114%
TOTAL	3,126,347.3050	66.377%	100.000%
3L. Eliminate: Pledging Assets
Affirmative	2,111,978.0160	44.840%	67.555%
Against	140,996.7270	2.994%	4.510%
Abstain	213,263.5620	4.528%	6.821%
Broker Non-Votes	660,109.0000	14.015%	21.114%
TOTAL	3,126,347.3050	66.377%	100.000%

Proposal 4:  To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 PASSED FOR CLASS A AND B ONLY ON MAY 5, 2009.

Class A

4.  Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	1,691,236.6790	45.305%	68.292%
Against	110,409.0050	2.958%	4.458%
Abstain	224,225.0350	6.007%	9.054%
Broker Non-Votes	450,626.0000	12.072%	18.196%
TOTAL	2,476,496.7190	66.342%	100.000%

Class B

4.  Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	292,407.1460	53.234%	68.828%
Against	17,006.0000	3.096%	4.003%
Abstain	30,131.1750	5.485%	7.092%
Broker Non-Votes	85,293.0000	15.528%	20.077%
TOTAL	424,837.3210	77.343%	100.000%

Class C

4.  Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	91,200.2650	21.322%	40.531%
Against	.0000	.000%	.000%
Abstain	9,622.0000	2.249%	4.276%
Broker Non-Votes	124,191.0000	29.033%	55.193%
TOTAL	225,013.2650	52.604%	100.000%

Proposal 5:  To adopt a manager of manager structure.

PROPOSAL 5 PASSED ON MAY 5, 2009.

5.  Proposal adopting a manager of manager structure (All Funds except Classic Value II, International Classic Value, and Small Cap Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	2,102,607.2900	44.642%	67.255%
Against	168,239.0070	3.572%	5.381%
Abstain	195,390.0080	4.148%	6.250%
Broker Non-Votes	660,111.0000	14.015%	21.114%
TOTAL	3,126,347.3050	66.377%	100.000%

Proposal 6:  To revise merger approval requirements for John Hancock Tax-Exempt Series Fund

PROPOSAL 6 PASSED ON MAY 5, 2009.

6.  Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	6,598,933.8430	47.183%	68.234%
Against	344,765.4520	2.465%	3.565%
Abstain	572,071.3110	4.090%	5.915%
Broker Non-Votes	2,155,264.0000	15.410%	22.286%
TOTAL	9,671,034.6060	69.148%	100.000%